Leland Currency Strategy Fund

Class	A	GHCAX
Class	C	GHCCX
Class	I	GHCIX

(a series of Northern Lights Fund Trust III)

Supplement dated March 14, 2017
to the Prospectus dated February 1, 2017

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Effective March 31, 2017, the adviser has contractually agreed to reduce its management fee from 1.25% to 1.00%. Certain information in the Prospectus has been replaced as described below.

The fee table in the section entitled “Fees and Expenses of the Fund” on page 7 of the Prospectus has been replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.64%	0.64%	0.64%
Acquired Fund Fees and Expenses (2)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses(3)	2.03%	2.78%	1.78%
Fee Waiver (4)	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%	2.64%	1.64%

(1)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	Restated to reflect current contractual management fees.
(4)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three fiscal years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s

Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

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The expense table in the section entitled “Example” on page 7 of the Prospectus has been replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$756	$1,161	$1,591	$2,783
C	$267	$848	$1,455	$3,095
I	$166	$545	$949	$2,079

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The Leland Currency Strategy Fund’s disclosure in the section entitled “Investment Adviser” on page 40 of the Prospectus has been replaced with the following:

Fund	Management Fee	Expense Limitation
Leland Currency Strategy Fund	1.00%	Class A 1.75% Class C 2.50% Class I 1.50%

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Effective April 1, 2017, FDO Partners, LLC (“FDO”), a sub-adviser to the Leland Currency Strategy Fund (the “Fund”), is no longer managing any portion of the assets of the Fund, and the Fund’s investment adviser, Good Harbor Financial, LLC, does not expect to allocate any of the Fund’s assets to FDO to manage in the future. References in the Fund’s Prospectus to FDO and FDO’s portfolio managers should be disregarded.

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You should read this Supplement in conjunction with the Prospectus dated February 1, 2017. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.